EXHIBIT 10.11

FORBEARANCE AGREEMENT

        OLD NATIONAL BANK, a national banking association (the “Bank”), OBSIDIAN LEASING COMPANY, INC., an Indiana corporation with an address of 1ll Monument Circle, Indianapolis, Indiana, 46204 (the “Borrower”), OBSIDIAN ENTERPRISES, INC., PYRAMID COACH, INC., TIMOTHY S. DURHAM, TERRY WHITESELL, and JULIA WHITESELL (collectively, the “Guarantors”) (the Borrower and the Guarantors may from time to time hereinafter be referred to as, the “Obsidian Parties”) enter into this Forbearance Agreement (the “Agreement”) effective as of December 1, 2004.

RECITALS

        A.         The Bank and the Obsidian Parties are parties to, among others, the agreements and documents as more particularly identified on Exhibit A attached hereto (the “Schedule of Documents”). All of the documents referenced on the Schedule of Documents and any other documents, agreements, and promissory notes between the Bank and Obsidian Parties, as amended, modified, extended, and renewed from time to time, including as amended by this Agreement, are referred to collectively as, the “Loan Documents.”

        B.         Exhibit B attached hereto and incorporated by reference indicates the principal amounts owing to the Bank under the Loan Documents as of March 25, 2005 in connection with the Term Loan Note dated October 31, 2002 and the Term Loan Note dated October 31, 2002 each executed by the Borrower (collectively, the “Notes”), which amounts do not include costs and attorneys’ fees reimbursable to the Bank pursuant to the Loan Documents, obligations for which the Obsidian Parties are liable, and other obligations provided for in the Loan Documents (the “Obligations”).

        C.         The Obsidian Parties acknowledge that (i) the Obligations are due the Bank without setoff, defense, or counterclaim, in law or in equity, of any kind or nature whatsoever; and (ii) the Obligations are secured by valid, perfected, first priority liens and security interests in favor of the Bank in certain of the Obsidian Parties’ present and future personal property as more particularly identified in the Loan Documents (collectively, the “Collateral.”)

        D.         The Obsidian Parties reaffirm, ratify, and confirm the obligations and duties under the Loan Documents.

        E.         The Obsidian Parties acknowledge that they are in default under the Loan Documents for, among other reasons, the defaults under the Loan Documents enumerated in Exhibit C attached hereto (the “Defaults”).

        F.         The Obsidian Parties also acknowledge that based on the Defaults, the Bank has the right, without further notice, to take all available legal action to enforce its rights under the Loan Documents. Further, if the Bank took such action, the Obsidian Parties acknowledge that the Bank’s actions would be reasonable and within the rights and remedies reserved and available to the Bank under the Loan Documents.

        G.         The Obsidian Parties acknowledge that the Bank has duly performed all of its obligations under the Loan Documents and that the Bank has no obligation to continue to lend to the Obsidian Parties or forbear from enforcing its available rights and remedies.

        H.         The Obsidian Parties acknowledge that the actions taken by the Bank in furtherance of the Loan Documents and this Agreement are reasonable and appropriate under the circumstances, are within the Bank’s rights under the Loan Documents and applicable law, and do not constitute interference with or control over the Obsidian Parties’ business operations.

        I.         The Obsidian Parties have requested that the Bank forbear from enforcing its rights and remedies under the Loan Documents and applicable law to afford the Obsidian Parties an opportunity to reorganize their business affairs.

        J.         The Bank, as a condition precedent to forbearing from enforcing its rights and remedies under the Loan Documents and applicable law, has required certain agreements and accommodations as set forth in this Agreement.

        K.         Subject to the terms and conditions of this Agreement, the Bank has agreed to forbear from enforcing its rights and remedies.

        L.         Upon a default under this Agreement, the Bank will be entitled to immediately pursue all available legal remedies against the Obsidian Parties and to obtain a judgment therein.

        BASED ON THE FOREGOING RECITALS (which are incorporated as representations, warranties and covenants of the respective parties, as the case may be), the parties hereto agree as follows:

TERMS AND CONDITIONS

        1.         Forbearance. The Bank agrees to forbear from enforcing its rights and remedies based on the Defaults through 5:00 P.M. (Danville, Illinois time) on April 30, 2005 (the “Forbearance Period”) subject to the following conditions:

(a)	There are no further or additional defaults under the Loan Documents and the Obsidian Parties comply with all terms and conditions of this Agreement;

(b)	All payments due under the Loan Documents are timely made.

        2.         Defaults. In addition to any other defaults provided for in the Loan Documents, the following shall constitute a default under this Agreement and under all of the Loan Documents of which this Agreement is a part:

(a)	The Obsidian Parties fail to comply with any terms or conditions in this Agreement or the Loan Documents; or

(b)	The Obsidian Parties fail to make future payments under this Agreement to the Bank when due as set forth in the Loan Documents.

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        3.         Conditions Precedent. This Agreement shall become and be deemed effective in accordance with its terms immediately upon the Bank receiving:

(a)	Two (2) copies of this Agreement duly executed by the Obsidian Parties and the Bank;

(b)	The Obsidian Parties shall effect the reissuance of the shares of stock currently held under the name of J2 Communications which have been pledged to the Bank to secure the Obligations;

(c)	Payment of the fees specified in Section 9 hereof; and

(d)	Such other documents and items as the Bank may reasonably request.

        4.         Representations and Warranties of the Obsidian Parties. The Obsidian Parties hereby represent and warrant, in addition to any other representations and warranties contained herein, in the Loan Documents or any other document, writing, or statement delivered or mailed to the Bank or its agent by the Obsidian Parties, as follows:

(a)
This Agreement constitutes a legal, valid, and binding obligation of the Obsidian Parties enforceable in accordance with its terms. The Obsidian Parties have taken all necessary and appropriate action for the approval of this Agreement and the authorization of the execution, delivery, and performance thereof.

(b)	The Obsidian Parties hereby specifically confirm and ratify the obligations, waivers, and consents under each of the Loan Documents.

(c)	Except as specifically amended herein, all representations, warranties, and other assertions of fact contained in the Loan Documents continue to be true, accurate, and complete.

(d)	The Obsidian Parties acknowledge that the definition “Loan Documents” shall include this Agreement and all the documents executed contemporaneously herewith.

        5.         Affirmative Covenants. By entering into this Agreement, the Obsidian Parties further specifically undertake to comply with the obligations, terms, and covenants as contained in this Agreement and the Loan Documents and agree to comply therewith as such relate to the credit facilities and accommodations as provided to the Obsidian Parties pursuant to the terms of this Agreement.

        6.         Remedies. Upon the occurrence of a default, the Bank shall have all remedies provided in the Loan Documents and/or otherwise available under applicable law.

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        7.         Due Date/No Further Forbearance Implied. THE OBSIDIAN PARTIES ACKNOWLEDGE THAT NOTWITHSTANDING ANYTHING IN THE LOAN DOCUMENTS TO THE CONTRARY, AND WITHOUT FURTHER DEMAND OR ACTION BY THE BANK, ALL OF THE OBLIGATIONS WILL BE DUE AND PAYABLE ON THE EARLIER OF A DEFAULT OR 5:00 P.M. (DANVILLE, ILLINOIS TIME) ON APRIL 30, 2005. The Obsidian Parties also acknowledge that the Bank has no obligation to extend the term of the Forbearance Period or forbear from enforcing its rights and remedies after the Forbearance Period and nothing contained herein is intended to be a promise or agreement to extend the term of the Forbearance Period beyond April 30, 2005.

        8.         Release and Covenant Not to Sue. In consideration of the agreements and understandings in this Agreement, the Obsidian Parties, their respective employees, officers, agents, executors, heirs, successors, and assigns, jointly and severally, hereby releases the Bank, its employees, officers, participants, agents, affiliates, subsidiaries, successors, and assigns from any claim, right, or cause of action which now exists, or hereafter arises from or in any way related to facts in existence as of the date hereof, whether known or unknown. By way of example and not limitation, the foregoing includes any claims in any way related to the Loan Documents and the business relationship with the Bank.

        The Obsidian Parties hereby covenant that they will refrain from commencing any action or suit or prosecuting any action or suit, in law or in equity, against the Batik, its employees, officers, agents, participants, affiliates, subsidiaries, successors, and assigns, on account of any claim, action, or cause of action which now exists or which may hereafter accrue in the Obsidian Parties’ favor based upon facts existing as of the date of this Agreement. In addition to the other liability which shall accrue upon the breach of this covenant, the breaching party shall be liable to the Bank for all reasonable attorneys’ fees and costs incurred by the Bank in the defense of such action or suit.

        9.         Expenses and Costs. The Obsidian Parties shall be responsible for the payment of all fees and out-of-pocket disbursements incurred by the Bank in any way arising from or in connection with this Agreement, the Loan Documents, and/or the Obligations, including, without limitation, the fees of legal counsel for the Bank for the preparation, examination, and approval of documents in connection with this Agreement, for the payment of all fees and out-of-pocket disbursements incurred by the Bank, including reasonable attorneys’ fees, in any way arising from or in connection with any action taken by the Bank, to monitor, advise, enforce, or collect the Obligations or enforce any obligations of the Obsidian Parties under this Agreement, or the Loan Documents or any other document or agreement arising from or relating to the business relationship between the Bank, the Obsidian Parties, or otherwise securing any obligations to the Bank, including any actions to lift the automatic stay or to otherwise in any way participate in any Bankruptcy, reorganization, or insolvency proceeding of the Obsidian Parties and in relation to or in defense of any litigation instituted by the Obsidian Parties or any third-party against the Bank arising from or relating to the Obligations and/or this Agreement, the Loan Documents, or the business relationship between the Obsidian Parties and the Bank, including any so-called “lender liability” actions. All of these expenses and fees shall be part of the Obligations. The Bank shall be permitted to charge the Obsidian Parties’ account(s) for such fees, expenses, and costs when paid by the Bank.

        10.         Other Documents. The Obsidian Parties agree to execute any and all documents reasonably necessary to carry out the intent of and to implement this Agreement.

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        11.         Cross Default/Remedies. A default under the terms of this Agreement shall be considered a default under each document and agreement comprising the Loan Documents and vice versa. If there is a default under this Agreement or any document or agreement comprising the Loan Documents or any document executed with or referenced in this Agreement, the Bank shall have the right to exercise any remedies provided in this Agreement, the Loan Documents, and under applicable law and the Forbearance Period shall automatically expire.

        12.         One General Obligation; Cross Collateral. All loans and advances by the Bank to the Obsidian Parties under this Agreement and under all other agreements constitute one loan, and all indebtedness and obligations of the Obsidian Parties to the Bank under this and under all other agreements, present and future, constitute one general obligation secured by the Collateral and security held and to be held by the Bank hereunder and by virtue of all other assignments and security agreements between the Obsidian Parties and the Bank now and hereafter existing. It is expressly understood and agreed that all of the rights of the Bank contained in this Agreement shall likewise apply insofar as applicable to any modification of or supplement to this Agreement and to any other agreements, present and future, between the Bank and the Obsidian Parties.

        13.         Loan Documents Continue. Except as expressly modified and amended by the terms of this Agreement, all of the other terms and conditions of the Loan Documents, and documents and instruments executed in connection therewith remain in full force and effect and are hereby ratified, confirmed, and approved. If there is an express conflict between the terms of this Agreement and the terms of the Loan Documents, the terms of this Agreement shall govern and control.

        14.         Reservation of Rights/No Waivers. Notwithstanding anything to the contrary in this Agreement, all of the Bank’s rights and remedies against the Obsidian Parties, the Collateral, and/or any other collateral security granted or given to the Bank are expressly reserved, including, without limitation, rights and remedies resulting from the Defaults. Likewise, nothing herein shall be deemed to constitute a waiver of any Defaults existing as of the date hereof.

        15.         Authority. All parties executing this Agreement in a representative capacity warrant that they have authority to execute this Agreement and legally bind the entity they represent.

        16.         Entire Agreement, Etc. This Agreement constitutes the entire understanding of the parties and may only be modified or amended by a writing signed by the party against whom enforcement is sought. This Agreement is governed by Indiana law and may be executed in counterparts, and facsimile copies of signatures shall be treated as original signatures for all purposes. This Agreement is binding on the Obsidian Parties and their respective heirs, representatives, successors, and assigns and shall inure to the benefit of the Bank and its successors and assigns.

        17.         JURY WAIVER. THE OBSIDIAN PARTIES AND THE BANK HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED UPON CONTRACT, TORT, OR OTHERWISE) BETWEEN OR AMONG THEM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT, OR ANY RELATIONSHIP BETWEEN THE BANK AND THE OBSIDIAN PARTIES. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE BANK TO ENTER INTO THIS AGREEMENT.

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        18.         CONSULTATION WITH COUNSEL. THE OBSIDIAN PARTIES ACKNOWLEDGE THAT (1) THEY HAVE BEEN GIVEN THE OPPORTUNITY TO CONSULT WITH COUNSEL AND OTHER ADVISORS OF THEIR CHOICE, AND AFTER CONSULTING WITH SUCH COUNSEL AND ADVISORS, KNOWINGLY, VOLUNTARILY, AND WITHOUT DURESS, COERCION, UNLAWFUL RESTRAINT, INTIMIDATION, OR COMPULSION, ENTER INTO THIS AGREEMENT, BASED UPON SUCH ADVICE AND COUNSEL AND IN THE EXERCISE OF THEIR BUSINESS JUDGMENT; (2) THIS AGREEMENT HAS BEEN ENTERED INTO IN EXCHANGE FOR GOOD AND VALUABLE CONSIDERATION, RECEIPT OF WHICH THE PARTIES HERETO ACKNOWLEDGE; (3) THEY HAVE CAREFULLY AND COMPLETELY READ ALL OF THE TERMS AND PROVISIONS OF THIS AGREEMENT AND ARE NOT RELYING ON THE OPINIONS OR ADVICE OF THE BANK OR. ITS AGENTS OR REPRESENTATIVES IN ENTERING INTO THIS AGREEMENT.

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        Executed as of the day and year first written above.

OLD NATIONAL BANK By: /s/ Andrew J. Sutherland Andrew J. Sutherland, Vice President	By: /s/ Timothy S. Durham Timothy S. Durham

OBSIDIAN LEASING COMPANY, INC. By: /s/ Timothy S. Durham Printed: Timothy S. Durham Title: Managing Manager	By: /s/ Terry Whitesell Terry Whitesell

OBSIDIAN ENTERPRISES, INC. By: /s/ Timothy S. Durham Printed: Timothy S. Durham Title: Chairman and CEO	By: /s/ Julia Whitesell Julia Whitesell

PYRAMID COACH, INC. By: /s/ Tim Durham Printed: Tim Durham Title: President

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Exhibit A to Forbearance Agreement

SECURED CREDIT FACILITIES
PROVIDED TO
THE OBSIDIAN PARTIES
BY
OLD NATIONAL BANK

Effective Date:  October 31, 2002

Document Description

Credit Agreement

Term Loan Note ($3,653,883.09)

Term Loan Note ($588,891.54)

Disbursement Request and Authorization

Unconditional Unlimited Continuing Guaranties executed by Guarantors

Commercial Security Agreement executed by Borrower

Commercial Security Agreement executed by PCI

Pledge Agreement executed by OEI regarding outstanding common stock of Borrower, together with original stock certificates, irrevocable proxy(ies) and stock power(s).

Officer’s Certificate regarding PCI

Officer’s Certificate regarding OEI

Officer’s Certificate regarding Borrower

Certificates of Existence regarding Borrower and Entity Guarantors

        (a)         Delaware Secretary of State (OEI)

        (b)         Mississippi Secretary of State (Borrower)

        (c)         Tennessee Secretary of State (PC[)

Certificate of Authority regarding Borrower issued by the Indiana Secretary of State's Office

Certificate of Hazard, Casualty and Liability Insurance and certified copy of Insurance Policy with Lender Loss Payable Provisions

Pre-Closing UCC, Tax Lien and Judgment Search Results regarding Borrower

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        (a)         Mississippi Secretary of State’s Office (Borrower)

        (b)         Tennessee Secretary of State’s Office (PCI)

File-Stamped UCC Financing Statements

        (a)         Mississippi Secretary of State’s Office (Borrower)

        (b)         Tennessee Secretary of State’s Office (PCI)

Opinion of Counsel to Borrower and Guarantors

Vehicle Titles

Copies of purchase and conveyance documents executed between Borrower and DW Leasing Company, LLC

Assignment of Life Insurance Policy as Collateral upon the life of Timothy S. Durham and copy of life insurance policy

Copies of Powers of Attorneys executed by Julia Whitesell appointing Timothy S. Durham as attorney in fact

AMENDMENT NO. 1 TO SECURED CREDIT FACILITIES

Effective Date:  December 19, 2002

Amendment No. I to Credit Agreement

Term Loan Note ($173,024.26)

Consent and Confirmation of Guaranty executed by Guarantors

AMENDMENT NO. 2 TO SECURED CREDIT FACILITIES

Effective Date:  January 19, 2004

Amendment No. 2 to Credit Agreement

Term Loan Note ($89,892.72)

Consent and Confirmation of Guaranty executed by Guarantors

Certificates of Existence regarding Borrower and Entity Guarantors

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Exhibit B to Forbearance Agreement

Outstanding Principal Amount with Accrued Interest and Late Fees

Term Loan Note ($3,653,883.09) dated October 31, 2002, as of March 25, 2005:	$2,951,574.11

Term Loan Note ($588,891.54) dated October 31, 2002, as of March 25, 2005:	$411,508.01

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Exhibit C to Forbearance Agreement

Defaults

        1.         Failure to pay when due all principal and interest payments arising under the Loan Documents.

        2.                                                                    .

        3.                                                                    .

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